UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2021

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17450 College Parkway,	Livonia,	Michigan	48152
(Address of Principal Executive Offices)			(Zip Code)
(313) 274-7400
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MAS	New York Stock Exchange

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
    ☐ Emerging growth company

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99 is a copy of the press release dated February 9, 2021 reporting Masco Corporation’s financial results for the fourth quarter and full-year of 2020 and certain other information and supplemental information prepared for use in connection with the financial results for the fourth quarter and full-year of 2020. On February 9, 2021, Masco Corporation will hold an investor conference call and webcast to discuss financial results for the fourth quarter and full-year of 2020.

This information, including Exhibit 99 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2021, our Board of Directors amended and restated the Company's Bylaws. The Bylaws include a new Section 1.7, which permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company's outstanding common stock continuously for at least three years to nominate and include in the Company's proxy materials director candidates constituting up to the greater of 2 nominees or 20% of the Board, subject to the terms and conditions set forth in the Bylaws. The advance notice provision of Section 1.5 of the Bylaws was amended and a new Section 1.6 was included to require that proposals of business and stockholder nominations submitted pursuant to the bylaws must include information regarding material interests in the proposals or nominations, voting agreements and derivative and short positions, among other information. Section 2.01 of the Bylaws was amended to clarify the voting standards for contested director elections and eliminate the need for directors to provide resignation letters in advance of their election in the event they do not receive majority support, while maintaining majority voting standards in uncontested director elections.

The summary description of the changes to the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed herewith as Exhibit 3.ii, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

3.ii Bylaws of Masco Corporation, as Amended and Restated February 5, 2021.

99  Press Release of Masco Corporation dated February 9, 2021 reporting Masco Corporation’s financial results for the fourth quarter and full-year of 2020 and certain other information and supplemental information prepared for use in connection with the financial results for the fourth quarter and full-year of 2020.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ John G. Sznewajs
Name:	John G. Sznewajs
Title:	Vice President, Chief Financial Officer

February 9, 2021

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